SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 4, 1994


                  FLORIDA ROCK INDUSTRIES, INC.
     (Exact name of registrant as specified in its charter)



     Florida                    No. 1-7159          59-0573002

(State of Incorporation)  (Commission File Number)  (IRS Employer
                                                    Identification
                                                         No.)

     155 East 21st Street
     Jacksonville, Florida                    32206
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  904/355-1781
Item 4.  Changes in Registrant's Certifying Accountant.

     1. On May 4, 1994, the Registrant's independent accountants, Ernst & Young, were dismissed.

     2. On May 4, 1994, the Registrant engaged Deloitte & Touche as its independent accountants.

     3. The independent accountants' reports on the financial statements of the Registrant for the two most recent fiscal years ended September 30, 1992 and September 30, 1993 contained no adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     4. The decision to change independent accountants was recommended and approved by the audit committee of the Board of Directors of the Registrant.

     5. During the Registrant's two most recent fiscal years ended September 30, 1992 and September 30, 1993 and all subsequent interim periods preceding such dismissal there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused the former accountant to make reference to the matter in their report.


Item 7.  Financial Statements and Exhibits.

     There is attached as an exhibit to this Registrant's report a letter addressed to the Commission from Ernst & Young confirming statements made herein by the Registrant.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FLORIDA ROCK INDUSTRIES, INC.


                                    /s/ Ruggles B. Carlson

May 10, 1994                        Ruggles B. Carlson
                                    Vice President - Finance and
                                    Treasurer
                                    (Principal Financial and
                                    Accounting Officer)


                     FLORIDA ROCK INDUSTRIES, INC.
                               FORM 8-K

                             EXHIBIT INDEX

                                                            Page No. in
                                                            Sequential
                                                             Numbering



(16)           Letter from Ernst & Young addressed to the
               Commission dated May 10, 1994.                    4